[UBS Investment Bank LOGO]

                            Fixed Bid Stratification

                                MALT03_7 (120mm)
================================================================================


--------------------------------------------------------------------------------
Pool Summary                             COUNT                   UPB           %
--------------------------------------------------------------------------------
Conforming                                 221       $ 35,817,783.60      29.78%
Non-Conforming                             179         84,462,492.86      70.22
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-10-01
AVG UPB: $300,700.69
GROSS WAC: 7.4394%
NET WAC: 6.965%
% SF/PUD: 82.30%
% FULL/ALT: 3.57%
% CASHOUT: 15.96%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 83.56%
% FICO > 679: 63.65%
% NO FICO: 0.73%
WA FICO: 697
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 4.82%
CALIFORNIA %: 20.11%
Latest Maturity Date: 20331001
Loans with Prepay Penalties: 4.82%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Product Type                             COUNT                   UPB           %
--------------------------------------------------------------------------------
30 YR FXD                                  400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Original Balance                         COUNT                   UPB           %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                          12       $    505,793.24       0.42%
$50,000.01 - $100,000.00                    39          2,824,441.76       2.35
$100,000.01 - $150,000.00                   62          7,808,481.40       6.49
$150,000.01 - $200,000.00                   48          8,259,508.31       6.87
$200,000.01 - $250,000.00                   25          5,650,310.39       4.70
$250,000.01 - $300,000.00                   17          4,672,144.61       3.88
$300,000.01 - $350,000.00                   31         10,341,419.19       8.60
$350,000.01 - $400,000.00                   74         27,871,604.62      23.17
$400,000.01 - $450,000.00                   21          8,963,884.41       7.45
$450,000.01 - $500,000.00                   23         10,938,195.01       9.09
$500,000.01 - $550,000.00                   11          5,730,172.95       4.76
$550,000.01 - $600,000.00                   15          8,559,374.01       7.12
$600,000.01 - $650,000.00                    8          5,052,850.34       4.20
$650,000.01 - $700,000.00                    2          1,353,458.00       1.13
$750,000.01 - $800,000.00                    3          2,277,094.81       1.89
$800,000.01 - $850,000.00                    1            812,316.98       0.68
$850,000.01 - $900,000.00                    2          1,734,278.67       1.44
$950,000.01 - $1,000,000.00                  1          1,000,000.00       0.83
$1,000,000.01 >=                             5          5,924,947.76       4.93
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
Minimum: $25,900.00
Maximum: $1,500,000.00
Average: $301,119.38
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Unpaid Balance                           COUNT                   UPB           %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                          12       $    505,793.24       0.42%
$50,000.01 - $100,000.00                    40          2,924,191.35       2.43
$100,000.01 - $150,000.00                   62          7,858,490.42       6.53
$150,000.01 - $200,000.00                   47          8,109,749.70       6.74
$200,000.01 - $250,000.00                   25          5,650,310.39       4.70
$250,000.01 - $300,000.00                   17          4,672,144.61       3.88
$300,000.01 - $350,000.00                   31         10,341,419.19       8.60
$350,000.01 - $400,000.00                   75         28,269,662.08      23.50
$400,000.01 - $450,000.00                   20          8,565,826.95       7.12
$450,000.01 - $500,000.00                   23         10,938,195.01       9.09
$500,000.01 - $550,000.00                   11          5,730,172.95       4.76
$550,000.01 - $600,000.00                   15          8,559,374.01       7.12
$600,000.01 - $650,000.00                    8          5,052,850.34       4.20
$650,000.01 - $700,000.00                    2          1,353,458.00       1.13
$750,000.01 - $800,000.00                    3          2,277,094.81       1.89
$800,000.01 - $850,000.00                    1            812,316.98       0.68
$850,000.01 - $900,000.00                    2          1,734,278.67       1.44
$950,000.01 - $1,000,000.00                  1          1,000,000.00       0.83
$1,000,000.01 >=                             5          5,924,947.76       4.93
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
Minimum: $25,900.00
Maximum: $1,496,197.76
Average: $300,700.69
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Gross Rate                               COUNT                   UPB           %
--------------------------------------------------------------------------------
6.501% - 6.750%                              4       $  1,691,678.36       1.41%
6.751% - 7.000%                            111         39,449,462.09      32.80
7.001% - 7.250%                             55         17,679,332.22      14.70
7.251% - 7.500%                             81         22,661,322.36      18.84
7.501% - 7.750%                             61         14,688,151.92      12.21
7.751% - 8.000%                             36         10,208,705.60       8.49
8.001% - 8.250%                             17          4,387,682.25       3.65
8.251% - 8.500%                              7          2,005,015.74       1.67
8.501% - 8.750%                              6          1,829,416.03       1.52
8.751% - 9.000%                              8          3,454,785.01       2.87
9.001% - 9.250%                              3            436,670.95       0.36
9.251% - 9.500%                              5          1,142,058.87       0.95
9.501% - 9.750%                              2            178,069.72       0.15
9.751% - 10.000%                             3            368,175.75       0.31
10.251% - 10.500%                            1             99,749.59       0.08
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
Minimum: 6.750%
Maximum: 10.500%
Weighted Average: 7.439%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

Oct 10, 2003 11:40                                                   Page 1 of 4

                           [UBS Investment Bank LOGO]

                            Fixed Bid Stratification

                                MALT03_7 (120mm)
================================================================================


--------------------------------------------------------------------------------
Net Rate                                 COUNT                   UPB           %
--------------------------------------------------------------------------------
6.251% - 6.500%                              4       $  1,691,678.36       1.41%
6.501% - 6.750%                            200         60,678,535.26      50.45
6.751% - 7.000%                             85         26,819,595.63      22.30
7.001% - 7.250%                             49         13,778,721.82      11.46
7.251% - 7.500%                             17          5,430,186.13       4.51
7.501% - 7.750%                             10          2,974,052.47       2.47
7.751% - 8.000%                             12          2,129,384.03       1.77
8.001% - 8.250%                              3            546,396.52       0.45
8.251% - 8.500%                              5          1,983,166.03       1.65
8.501% - 8.750%                              6          2,540,644.88       2.11
8.751% - 9.000%                              3            436,670.95       0.36
9.001% - 9.250%                              3            993,425.07       0.83
9.251% - 9.500%                              2            178,069.72       0.15
10.001% - 10.250%                            1             99,749.59       0.08
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
Minimum: 6.500%
Maximum: 10.250%
Weighted Average: 6.965%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Original Term to Maturity                COUNT                   UPB           %
--------------------------------------------------------------------------------
360 - 360                                  400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Remaining Term to Stated Maturity        COUNT                   UPB           %
--------------------------------------------------------------------------------
301 - 359                                  393       $116,588,676.46      96.93%
360 - 360                                    7          3,691,600.00       3.07
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
Minimum: 344
Maximum: 360
Weighted Average: 357
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Seasoning                                COUNT                   UPB           %
--------------------------------------------------------------------------------
<= 0                                         7       $  3,691,600.00       3.07%
1 - 1                                       68         31,390,425.35      26.10
2 - 2                                      144         38,994,604.06      32.42
3 - 3                                       75         20,495,169.61      17.04
4 - 4                                       42         12,666,294.62      10.53
5 - 5                                       15          3,409,241.46       2.83
6 - 6                                       22          4,951,883.80       4.12
7 - 12                                      21          3,734,651.80       3.10
13 - 24                                      6            946,405.76       0.79
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 16
Weighted Average: 3
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FICO Scores                              COUNT                   UPB           %
--------------------------------------------------------------------------------
0 - 0                                        5       $    883,400.00       0.73%
600 - 609                                    2            260,789.25       0.22
610 - 619                                    5          1,212,657.26       1.01
620 - 629                                   13          3,556,806.47       2.96
630 - 639                                   12          3,796,217.60       3.16
640 - 649                                   15          7,147,572.94       5.94
650 - 659                                   15          5,975,612.82       4.97
660 - 669                                   34         13,146,802.57      10.93
670 - 679                                   26          7,743,847.30       6.44
680 - 689                                   48         14,089,266.21      11.71
690 - 699                                   46         12,531,264.04      10.42
700 - 709                                   33         11,110,842.09       9.24
710 - 719                                   31          8,464,266.65       7.04
720 - 729                                   19          4,693,216.39       3.90
730 - 739                                   14          3,817,650.21       3.17
740 - 749                                   16          3,484,981.42       2.90
750 - 759                                   18          5,241,602.51       4.36
760 - 769                                   16          3,619,962.09       3.01
770 - 779                                   16          4,193,471.47       3.49
780 - 789                                   11          2,805,392.94       2.33
790 - 799                                    2          1,571,695.62       1.31
800 - 809                                    2            491,329.95       0.41
820 - 829                                    1            441,628.66       0.37
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 825
Weighted Average: 697
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Loan To Value Ratio                      COUNT                   UPB           %
--------------------------------------------------------------------------------
25.001% - 30.000%                            1       $    119,821.32       0.10%
30.001% - 35.000%                            1            490,000.00       0.41
35.001% - 40.000%                            1            477,000.00       0.40
40.001% - 45.000%                            2          1,450,000.00       1.21
45.001% - 50.000%                            2            746,933.82       0.62
50.001% - 55.000%                            5          2,680,339.04       2.23
55.001% - 60.000%                           15          4,451,258.38       3.70
60.001% - 65.000%                            8          2,262,026.58       1.88
65.001% - 70.000%                           18          5,553,024.84       4.62
70.001% - 75.000%                           12          4,781,742.72       3.98
75.001% - 80.000%                           76         23,316,176.30      19.38
80.001% - 85.000%                           24          9,148,815.65       7.61
85.001% - 90.000%                          107         30,570,711.56      25.42
90.001% - 95.000%                          122         33,356,224.65      27.73
95.001% - 100.000%                           6            876,201.60       0.73
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
Minimum: 27.27%
Maximum: 100.00%
Weighted Average: 83.56%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

Oct 10, 2003 11:40                                                   Page 2 of 4

                           [UBS Investment Bank LOGO]

                            Fixed Bid Stratification

                                MALT03_7 (120mm)
================================================================================


Combined Loan To Value Ratio             COUNT                   UPB           %
--------------------------------------------------------------------------------
<= 0.000%                                    2       $    148,633.80       0.12%
25.001% - 30.000%                            1            119,821.32       0.10
30.001% - 35.000%                            1            490,000.00       0.41
35.001% - 40.000%                            1            477,000.00       0.40
40.001% - 45.000%                            2          1,450,000.00       1.21
45.001% - 50.000%                            2            746,933.82       0.62
50.001% - 55.000%                            5          2,680,339.04       2.23
55.001% - 60.000%                           15          4,451,258.38       3.70
60.001% - 65.000%                            8          2,262,026.58       1.88
65.001% - 70.000%                           18          5,553,024.84       4.62
70.001% - 75.000%                           11          3,664,992.72       3.05
75.001% - 80.000%                           68         21,710,825.50      18.05
80.001% - 85.000%                           22          9,000,181.85       7.48
85.001% - 90.000%                          108         31,604,749.57      26.28
90.001% - 95.000%                          127         34,485,188.33      28.67
95.001% - 100.000%                           9          1,435,300.71       1.19
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 100.00%
Weighted Average: 83.92%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DTI                                      COUNT                   UPB           %
--------------------------------------------------------------------------------
<= 0.000%                                  360       $108,020,033.04      89.81%
0.001% - 1.000%                              3            555,147.40       0.46
21.001% - 26.000%                            3            888,895.89       0.74
31.001% - 36.000%                           11          3,199,780.07       2.66
36.001% - 41.000%                           14          5,591,290.17       4.65
41.001% - 46.000%                            6          1,583,499.58       1.32
51.001% - 56.000%                            2            306,186.85       0.25
91.001% - 96.000%                            1            135,443.46       0.11
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 95.700%
Weighted Average: 36.208%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Geographic Concentration                 COUNT                   UPB           %
--------------------------------------------------------------------------------
California                                  65       $ 24,189,435.53      20.11%
New York                                    37         13,671,539.40      11.37
Massachusetts                               33         11,543,318.63       9.60
Florida                                     47         11,467,793.95       9.53
New Jersey                                  20          6,988,391.43       5.81
Virginia                                    25          6,501,231.73       5.41
Illinois                                    18          5,260,193.08       4.37
Connecticut                                 16          4,634,189.59       3.85
Pennsylvania                                13          2,680,327.93       2.23
Georgia                                      6          2,612,614.22       2.17
Maryland                                    11          2,545,998.38       2.12
Texas                                       13          2,536,020.45       2.11
Nevada                                       7          2,438,507.21       2.03
Washington                                   6          2,125,775.91       1.77
Michigan                                     9          1,989,291.43       1.65
Ohio                                         5          1,891,625.47       1.57
New Hampshire                                6          1,825,226.92       1.52
Arizona                                      8          1,780,479.27       1.48
Oregon                                       8          1,737,856.41       1.44
New Mexico                                   3          1,394,668.65       1.16
Utah                                         2          1,009,931.23       0.84
Minnesota                                    4            933,609.73       0.78
Wisconsin                                    5            837,074.59       0.70
Indiana                                      6            808,246.88       0.67
Alabama                                      2            784,356.54       0.65
Tennessee                                    2            783,827.53       0.65
North Carolina                               2            754,663.55       0.63
Missouri                                     4            668,047.68       0.56
Mississippi                                  2            645,007.72       0.54
Colorado                                     1            572,000.00       0.48
Louisiana                                    2            502,203.15       0.42
Maine                                        2            495,762.49       0.41
Nebraska                                     1            385,000.00       0.32
District Of Columbia                         1            370,717.09       0.31
South Carolina                               2            273,478.98       0.23
Rhode Island                                 1            202,057.49       0.17
Delaware                                     2            148,633.80       0.12
Idaho                                        1            127,799.68       0.11
Kansas                                       1            104,985.00       0.09
Iowa                                         1             58,387.74       0.05
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
North-South CA                           COUNT                   UPB           %
--------------------------------------------------------------------------------
North CA                                    25       $  9,856,430.55       8.19%
South CA                                    40         14,333,004.98      11.92
States Not CA                              335         96,090,840.93      79.89
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Zip Code Concentration                   COUNT                   UPB           %
--------------------------------------------------------------------------------
95003                                        1       $  1,496,197.76       1.24%
11791                                        2          1,399,663.95       1.16
07940                                        1          1,172,000.00       0.97
92625                                        1          1,116,750.00       0.93
87505                                        1          1,100,000.00       0.91
Other                                      394        113,995,664.75      94.78
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

Oct 10, 2003 11:40                                                   Page 3 of 4

                           [UBS Investment Bank LOGO]

                            Fixed Bid Stratification

                                MALT03_7 (120mm)
================================================================================


--------------------------------------------------------------------------------
Loan Purpose                             COUNT                   UPB           %
--------------------------------------------------------------------------------
Purchase                                   306       $ 91,263,004.67      75.88%
Cash Out Refi                               66         19,195,244.98      15.96
Rate & Term Refi                            28          9,822,026.81       8.17
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Document Type                            COUNT                   UPB           %
--------------------------------------------------------------------------------
No Income No Asset                         253       $ 75,299,626.45      62.60%
Reduced                                     26         13,504,147.78      11.23
No Doc                                      37         11,110,050.41       9.24
Stated Income Full Asset                    17          5,597,403.02       4.65
Stated Doc                                  14          4,027,265.02       3.35
Full                                        22          3,568,155.55       2.97
Employment Verification Only                10          3,297,875.42       2.74
No Ratio                                     6          1,259,711.05       1.05
Super Select                                 3          1,027,547.81       0.85
Alternate                                    5            727,960.09       0.61
Asset Only                                   5            707,628.25       0.59
No Income Verified                           1             80,372.62       0.07
Streamline                                   1             72,532.99       0.06
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Property Type                            COUNT                   UPB           %
--------------------------------------------------------------------------------
Single Family                              272       $ 84,868,251.32      70.56%
Two Family                                  30         10,089,282.80       8.39
Pud                                         24          9,223,881.69       7.67
Condomimium                                 37          7,810,943.98       6.49
Pud Detached                                13          3,569,746.44       2.97
Three Family                                11          2,185,814.32       1.82
Pud Attached                                 3            997,562.44       0.83
Four Family                                  6            867,681.10       0.72
Single Family Attached                       1            331,826.22       0.28
Low Rise Condo (2-4 floors)                  1            171,884.59       0.14
Mobile Home Attached                         1             93,401.56       0.08
High Rise Condo (gt 8 floors)                1             70,000.00       0.06
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Occupancy                                COUNT                   UPB           %
--------------------------------------------------------------------------------
Owner Occupied                             349       $113,659,458.07      94.50%
Investor Occupied                           43          5,181,628.26       4.31
Second Home                                  8          1,439,190.13       1.20
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Prepayment  Penalty (Months)             COUNT                   UPB           %
--------------------------------------------------------------------------------
 0.000                                     394       $118,422,974.78      98.46%
12.000                                       1            238,784.11       0.20
36.000                                       3            463,412.00       0.39
60.000                                       2          1,155,105.57       0.96
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
wa Term:      0.739
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Lien Position                            COUNT                   UPB           %
--------------------------------------------------------------------------------
1                                          400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Mortgage Ins.                            COUNT                   UPB           %
--------------------------------------------------------------------------------
Assumed PMI Coverage                        55       $ 23,905,023.84      19.87%
GEMICO                                       2            613,862.11       0.51
Lender Paid MI                             165         43,179,280.73      35.90
MGIC                                        12          2,387,639.90       1.99
MI (MI Company Unknown)                      1            185,137.78       0.15
PMI Mortgage Insurance                       5            732,816.99       0.61
Radian Guaranty                             13          1,931,210.23       1.61
Republic Mortgage Insurance                  4            887,831.88       0.74
Triad Guaranty Insurance Co.                 1             77,400.00       0.06
United Guaranty                              1             51,750.00       0.04
LTV <=80                                   141         46,328,323.00      38.52
--------------------------------------------------------------------------------
Total:                                     400       $120,280,276.46     100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

Oct 10, 2003 11:40                                                   Page 4 of 4